UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2018

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The First of Long Island Corporation

(Exact name of the registrant as specified in its charter)

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New York	001-32964	11-2672906
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

10 Glen Head Road
Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(516) 671-4900

(Registrant’s telephone number)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Election of Directors

On December 20, 2018, the Board of Directors of The First of Long Island Corporation (the “Company”) elected Louisa M. Ives to the Board of Directors of the Company and of its wholly owned subsidiary, The First National Bank of Long Island.  Ms. Ives is a Managing Director and member of the Executive and Investment Committees of Chilton Trust.  Ms. Ives’ service on both boards is effective January 1, 2019.  No determination has been made at this time as to Ms. Ives’ service on Board committees.  A press release relating to the election of Ms. Ives is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01Exhibit

Exhibit 99.1 – Press release announcing the election of Louisa M. Ives to the Board of Directors of The First of Long Island Corporation and The First National Bank of Long Island.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First of Long Island Corporation

(Registrant)

By: /s/ William Aprigliano

William Aprigliano

Senior Vice President and

Chief Accounting Officer

Dated:  December 21, 2018

Exhibit 99.1

December 21, 2018	For More Information Contact:
For Immediate Release	Mark D. Curtis, SEVP, CFO and Treasurer
(516) 671-4900, Ext. 7413

THE FIRST OF LONG ISLAND CORPORATION ANNOUNCES THE ELECTION OF

LOUISA M. IVES TO THE BOARD OF DIRECTORS

Glen Head, New York, December 21, 2018 (GLOBE NEWSWIRE) – The First of Long Island Corporation (Nasdaq: FLIC), the parent company of The First National Bank of Long Island, announced that on December 20, 2018, Louisa M. Ives was elected to the Board of Directors of the Corporation and the Bank, effective January 1, 2019.

Ms. Ives is a Managing Director and member of the Executive and Investment Committees of Chilton Trust.  In her current role as Head of Manager Research, Ms. Ives is responsible for external manager selection and due diligence for Chilton clients.  Prior to her current role, Ms. Ives was a Managing Director and research analyst at Chilton Investment Company and served on the company’s Board of Directors.  Ms. Ives’ professional experience also includes working as a Senior Associate at Coopers & Lybrand Consulting Group and experience in a large commercial bank.  Ms. Ives serves on the boards of various not-for-profit and community organizations.

Ms. Ives earned an M.B.A. from Harvard Business School and graduated cum laude from St. Lawrence University with a B.A. in English Literature.  She currently resides in New Canaan, Connecticut.

Walter C. Teagle III, Chairman of the Board of Directors, speaking on behalf of the company said: “We are very pleased to have Louisa Ives join our Board of Directors.  Louisa’s substantial experience in the financial services industry will add another layer of depth and an important perspective to the Board which will benefit The First National Bank of Long Island.”